SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                          OF THE SECURITIES ACT OF 1934

         Date of Report (date of earliest event reported) August 20, 2002
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                        Nelnet Student Loan Funding, LLC
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                Sponsor of the Nelnet Student Loan Trust 2002-1




           Delaware                  333-82280                  75-2997993
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(State of other jurisdiction        (Commission                (IRS Employer
of incorporation)                   File Number)                ID  Number)


121 South 13th Street, Suite 401, Lincoln, Nebraska                68508
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(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number,
Including area code:                                         (402) 458-2301
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        (Former name or former address, if changed since last report)

Item 5. Other Events

        On August 26, 2002, Nelnet Student Loan Trust 2002-1 (the "Issuer") made its regular quarterly distribution of funds to holders of its student loan asset-backed notes. In connection therewith the Issuer distributed to noteholders of record an Administrator Instruction Certificate pursuant to the Administration Agreement dated as of May 1, 2002, among the Issuer, Wilmington Trust Company, a Delaware Banking Corporation, not in its individual capacity but solely as Delaware Trustee, and Zions Fist National Bank, a national banking association, not in its individual capacity but solely as Indenture Trustee. The Administrator Instruction Certificate included in this Form 8-K provides information relating to the Notes and the applicable distributions of funds in the Collection Fund held by the Indenture Trustee that occurred on the August 26, 2002 Distribution Date.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

19.1    Administrator   Instruction   Certificate   for  the  August  26,   2002
        Distribution Date is filed herewith.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       NELNET STUDENT LOAN
                                       FUNDING, LLC


                                       By:  NELNET STUDENT LOAN FUNDING
                                            MANAGEMENT CORPORATION, as Manager



                                       By:/s/ Terry J. Heimes
                                         -----------------------------------
                                          Terry J. Heimes
                                          Senior Vice President and Principal
                                          Financial Officer


Dated:  September 10, 2002

                                  EXHIBIT INDEX



               Exhibit
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(19.1)   Administrator Instruction Certificate